UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):  September 15, 2009

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant s telephone number, including area code: (262) 636-1200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Modine Manufacturing Company (“Modine” or the “Company”) filed a shelf registration statement on Form S-3 (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on August 4, 2009.  SEC rules require that the financial statements included or incorporated by reference in the prospectus that is part of the Shelf Registration Statement reflect any subsequent changes in accounting principles or presentation that are being applied retrospectively.  As the Company retrospectively adopted new accounting standards effective April 1, 2009, the Company is revising its financial statements and other information included in the Annual Report on Form 10-K for the year ended March 31, 2009 (the “2009 Form 10-K”) for these retrospectively applied changes in accounting principles or basis of presentation.

Specifically, the consolidated financial statements as of March 31, 2009 and 2008, and for each fiscal year in the three-year period ended March 31, 2009 and the related Business Discussion, Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations reflect (i) the Company’s retrospective application of the presentation of earnings per share as a result of the adoption of Financial Accounting Standards Board (FASB) Staff Position EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” effective April 1, 2009, which requires unvested share-based payment awards that contain non-forfeitable rights to dividends (whether paid or unpaid) to be treated as participating securities and included in the computation of basic earnings per share; (ii) the Company’s retrospective adjustment to reported segment results for certain management reporting changes made as of April 1, 2009 resulting in the transfer of support department costs originally included in Corporate and administrative into the Original Equipment – North America segment; and (iii) the correction of the classification of an impairment charge recorded on an equity investment during the fourth quarter of fiscal 2009 due to a decline in its value which was “other than temporary.”  Except as related to the matters discussed above, the disclosures contained herein have not been updated to reflect other subsequent transactions and/or events from those disclosures contained in the 2009 Form 10-K.  Accordingly, for a discussion of events subsequent to the filing of the 2009 Form 10-K, read the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.  The revised information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

23.1	Consent of independent registered public accounting firm

99.1
Revised consolidated financial statements of Modine Manufacturing Company as of March 31, 2009 and 2008 and for each fiscal year in the three-year period ended March 31, 2009, Business Discussion, Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Thomas A. Burke
Thomas A. Burke President and Chief Executive Officer

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey Vice President, Corporate Development, General Counsel and Secretary

Date:  September 16, 2009

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of independent registered public accounting firm

99.1
Revised consolidated financial statements of Modine Manufacturing Company as of March 31, 2009 and 2008 and for each fiscal year in the three-year period ended March 31, 2009, Business Discussion, Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations